UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2016
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Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	1-37671 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition Assets.

On January 29, 2016, Forest City Realty Trust, Inc. through their investment in Nets Sports and Entertainment, LLC ("NS&E") sold its 55% ownership interest in the Barclays Center (“Arena”) and 20% ownership interest in the Brooklyn Nets (“Nets”), collectively (the "Disposal Group"), to Onexim Sports and Entertainment Holdings USA, Inc. ("Onexim"). On December 22, 2015, NS&E entered into an LLC Interest Purchase Agreement (“Purchase Agreement”) with Onexim where NS&E agreed to sell their 55% ownership interest in the Arena and their 20% ownership interest in the Nets. The sales proceeds before closing costs for the Arena was $162,600,000 payable in cash of $70,000,000 and a note receivable of $92,600,000 ("Arena Note"). The sales proceeds before closing costs for the Nets was $125,100,000 payable entirely in the form of a note receivable ("Nets Note"). The Arena Note bears interest at 4.50% per annum and matures on January 29, 2019. The Nets Note bears interest at 4.50% per annum and matures on January 29, 2021. Onexim held a 45% ownership interest in the Arena and an 80% ownership interest in the Nets prior to the close of this transaction and owns 100% of the Disposal Group subsequent to the closing.

The unaudited pro forma consolidated financial statements of Forest City Realty Trust, Inc. (“FCRT”) give effect of the sale of FCRT’s interest in the Disposal Group, together with the related notes thereto, are attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), our unaudited pro forma financial statements are filed in this Current Report on Form 8-K as Exhibit 99.1.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma financial statements
	—	Unaudited pro forma consolidated balance sheet as of September 30, 2015
	—	Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015
	—	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014
	—	Unaudited pro forma condensed consolidated statement of operations for the eleven months ended December 31, 2013
	—	Unaudited pro forma condensed consolidated statement of operations for the year ended January 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

Date:	February 4, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited pro forma financial statements
	—	Unaudited pro forma consolidated balance sheet as of September 30, 2015
	—	Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015
	—	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014
	—	Unaudited pro forma condensed consolidated statement of operations for the eleven months ended December 31, 2013
	—	Unaudited pro forma condensed consolidated statement of operations for the year ended January 31, 2013